UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 2, 2006


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                      0-18399                   62-1386759
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)                 File No.)              Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri              64804
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   (Address of principal executive offices)                  (Zip Code)


                                 (417) 626-9961
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              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

         On March 2, 2006 SiriCOMM, Inc. issued a press release announcing that FleetNav Express by Maptuit is available at all of its Wi-Fi Hot Spot locations. FleetNav Express is an online, subscription-based navigational aid that allows owner-operator drivers and small fleets to get an unlimited number of truck designated routes and full color interactive maps. SiriCOMM is introducing FleetNav Express by offering a bundled services package that includes both InTouch(TM) and FleetNav Express. A copy of the press release issued by SiriCOMM concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1 Press release dated March 2, 2006 issued by SiriCOMM, Inc. concerning the introduction of truck routing and mapping services.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SIRICOMM, INC.
                                                  (Registrant)


Date: March 3, 2006                               By: /s/ Henry P. Hoffman
                                                     --------------------------
                                                     Henry P. Hoffman
                                                     Chief Executive Officer

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